EXHIBIT NO. 99.1

            CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Trimble Navigation Limited (the "Company") for the period ended January 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven W. Berglund, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

     (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        /s/  Steven W. Berglund
        -----------------------
        Steven W. Berglund
        Chief Executive Officer

        March 6, 2003



     This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.